Exhibit 10.12

FIFTH AMENDMENT

Dated as of February 1, 2023

to

REVOLVING CREDIT AND SECURITY AGREEMENT

Dated as of February 1, 2022

This FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of February 1, 2023 (this “Amendment”), is entered into by and between STELLUS PRIVATE CREDIT BDC, a Delaware statutory trust that is regulated under the 1940 Act (“Borrower”), and SIGNATURE BANK, as lender under the Credit Agreement (as defined below) (“Signature Bank”).

RECITALS

WHEREAS, Borrower and Signature Bank are parties to that certain Revolving Credit and Security Agreement, dated as of February 1, 2022 (as amended by that certain First Amendment to Revolving Credit and Security Agreement dated as of May 5, 2022, that certain Second Amendment to Revolving Credit and Security Agreement dated as of June 17, 2022, that certain Third Amendment to Revolving Credit and Security Agreement dated as of July 19, 2022, that certain Fourth Amendment to Revolving Credit and Security Agreement dated as of September 7, 2022 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as further described herein;

WHEREAS, Section 9.6 of the Credit Agreement provides, among other things, that Borrower shall not alter, amend, modify, terminate, waive or change any provision of its Constituent Documents without the approval of Signature Bank (the “Amendment Covenant”);

WHEREAS, Section 8.1(d) of the Credit Agreement provides, among other things, that Borrower shall, within one (1) Business Day of becoming aware of the existence of any Event of Default or Potential Default, furnish to Signature Bank a written notice specifying the nature and period of the existence thereof and the action which Credit Parties are taking or propose to take with respect thereto (the “Notification Covenant” and, together with the Amendment Covenant, the “Specified Covenants”);

WHEREAS, Borrower (a) amended certain of its Constituent Documents on January 11, 2023 in violation of the Amendment Covenant resulting in an Event of Default and (b) failed to comply with the Notification Covenant with respect to the Event of Default resulting from Borrower effectuating such amendment in violation of the Amendment Covenant;

WHEREAS, Borrower has requested that Signature Bank waive the Potential Defaults and Events of Default arising solely in connection with Borrower (a) amending certain of its Constituent Documents on January 11, 2023 in violation of the Amendment Covenant (the “Amendment Event of Default”) and (b) failing to comply with the Notification Covenant with respect to the Amendment Event of Default (the “Notification Event of Default”);

WHEREAS, from time to time after the occurrence of the Amendment Event of Default and the Notification Event of Default but prior to the date hereof, Borrower has represented and warranted that the representations, warranties and covenants set forth in the Credit Agreement and other Loan Documents were true and correct and/or in compliance with as of the date such representations, warranties and covenants were made, including representations and warranties that no event had occurred and was continuing that constitutes a Potential Default or an Event of Default (to the extent such representations, warranties and covenants were not true and correct or in violation as of the date made solely as a result of the Amendment Event of Default or the Notification Event of Default, the “Representation Event of Default” and, together with the Amendment Event of Default and the Notification Event of Default, the “Specified Events of Default”); and

WHEREAS, Signature Bank has agreed to grant such request on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1.Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2.Changes to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.The defined term “Stated Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Stated Maturity Date” means December 31, 2023.

2.2.The defined term “Maximum Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Commitment Amount” means $50,000,000, as such amount may be (a) reduced pursuant to the terms of Section 3.5(a) or (b) increased pursuant to the terms of Section 3.5(b).

2.3.The defined term “Specified Date” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

2.4.Section 2.11(c) of the Credit Agreement is hereby deleted in its entirety.

2.5.Section 3.5(c) of the Credit Agreement is hereby deleted in its entirety.

2.6.Schedule II to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

SECTION 3.  Waiver. Signature Bank hereby agrees to and hereby grants the request of Borrower to waive the Potential Defaults and Events of Default arising solely in connection with the Specified Events of Default. For the avoidance of doubt, (i) the waiver contained herein is a one-time waiver and is limited solely to the matters referred to in the previous sentence, and (ii) all other provisions contained in the Credit Agreement (as amended hereby) and otherwise in the Loan Documents shall continue in full force and effect.

SECTION 4. Conditions Precedent to Closing. Section 2 and Section 3 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent has been satisfied or waived:

4.1.Signature Bank shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by Borrower, or other evidence satisfactory to Signature Bank of the execution and delivery of this Amendment by Borrower;

4.2.Signature Bank shall have received (a) resolutions of Borrower, authorizing the entry into this Amendment, certified by a Responsible Officer of Borrower as correct and complete copies thereof and in effect on the date hereof, and (b) a favorable opinion of counsel to Borrower in form and substance reasonably satisfactory to Signature Bank and its counsel, dated as of the Effective Date;

4.3.Borrower shall have paid to Signature Bank an extension fee in an amount equal to $ 114,041.10 (being twenty-five basis points (0.25%) of the Maximum Commitment in effect on the Effective Date, prorated for the remaining tenor of the Credit Facility), which such fee shall be (a) payable to Signature Bank, (b) fully earned as of the Effective Date, (c) non-refundable, and

(d) not creditable against any other fee due and owing under the Loan Documents; and

4.4.Borrower shall have paid all fees and other amounts due and payable on or prior to the date hereof pursuant to the Loan Documents and, to the extent invoiced at least two (2) Business Days prior to the date hereof, including, without limitation, payment of all reasonable expenses required to be reimbursed or paid by Borrower hereunder, including the reasonable and documented fees and disbursements of Cadwalader, Wickersham & Taft LLP.

SECTION 5.Miscellaneous.

5.1.Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants applicable to it, and confirms the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects; provided that to the extent such representations and warranties were made as of an earlier specific date, the same shall continue, as of the Effective Date, to be true and correct in all material respects as of such earlier specific date.

5.2.Representations and Warranties. Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), and (ii) after giving effect to Section 3 hereof, upon the Effective Date and immediately after giving effect thereto, no Potential Default or Event of Default shall exist.

5.3.References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “this Credit Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.4.Effect on Credit Agreement. Except as specifically amended above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.5.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Signature Bank under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

5.6.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.7.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.8.Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

5.9.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

STELLUS PRIVATE CREDIT BDC, a Delaware statutory
trust that is regulated under the 1940 Act

By:
Name: W. Todd Huskinson
Title: Chief Financial officer

Signature - Stellus BDC

Fifth Amendment to Revolving Credit and Security Agreement

LENDER:

SIGNATURE BANK, as Lender

By:
Name: Trevor Freeman
Title: Managing Director

By:
Name: Kaylin Searles
Title: Vice President

Signature - Stellus BDC

Fifth Amendment to Revolving Credit and Security Agreement

Annex A

SCHEDULE II

Lender Commitments and Related Information

Commitment: $50,000,000

Notice address for Signature Bank:

Signature Bank

1400 Broadway, 26th Fl, New York NY 10018

Attention: Trevor Freeman, Managing Director Telephone: (646) 968-4337

Telefax: (646) 927-4015

Email: trfreeman@signatureny.com